                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                         Pyramid Technology Corporation
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                         Pyramid Technology Corporation
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- - --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- - --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- - --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- - --------------------------------------------------------------------------------
     (3) Filing party:

- - --------------------------------------------------------------------------------
     (4) Date filed:

- - --------------------------------------------------------------------------------

- - ---------------
    1Set forth the amount on which the filing fee is calculated and state how it was determined.

                         PYRAMID TECHNOLOGY CORPORATION
                              3860 N. FIRST STREET
                           SAN JOSE, CALIFORNIA 95134

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 26, 1995

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Pyramid Technology Corporation (the "Corporation") will be held at the Westin Hotel, 5101 Great America Parkway, Santa Clara, California on Thursday, January 26, 1995, at 9:00 a.m., local time, for the following purposes:

          1. To elect directors of the Corporation to serve the ensuing year and until their successors are elected.

          2. To approve the amendment of the Amended 1987 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 700,000.

          3. To ratify the appointment of Ernst & Young LLP as the independent auditors for the Corporation for the fiscal year ending September 30, 1995.

          4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on November 28, 1994, are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even though he or she has returned a proxy.

                                          Sincerely,

                                          KENT L. ROBERTSON,
                                          Secretary

San Jose, California
December 7, 1994

                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope.

                         PYRAMID TECHNOLOGY CORPORATION
                            ------------------------

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of PYRAMID TECHNOLOGY CORPORATION (the "Corporation") for use at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held on Thursday, January 26, 1995, at 9:00 a.m., local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054. The Corporation's principal executive offices are located at 3860 N. First Street, San Jose, California 95134, and its telephone number at that location is (408) 428-9000.

     These proxy solicitation materials were mailed on or about December 7, 1994, to all stockholders entitled to vote at the Annual Meeting.

ANNUAL REPORT

     An annual report for the fiscal year ended September 30, 1994, is enclosed with this Proxy Statement.

RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on November 28, 1994 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 15,583,965 shares of the Corporation's Common Stock, $.01 par value, were issued and outstanding. The Corporation's Bylaws provide that a majority of all the shares entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Corporation at the Corporation's principal executive offices a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

     Every stockholder voting in the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more candidates than the number of directors to be elected (8). However, no stockholder may cumulate votes unless, pursuant to the Bylaws of the Corporation, the candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice of the intention to cumulate the stockholder's votes. On all other matters, each share of Common Stock has one vote. Abstentions will be counted towards the tabulation of votes cast on proposals presented to stockholders and will have the same effect as negative votes, whereas broker non-votes are not counted for any purpose in determining whether a matter has been approved.

     The cost of soliciting proxies will be borne by the Corporation. The Corporation has retained the services of Corporate Investor Communications, Inc. ("C.I.C.") to assist in the solicitation of proxies. The Corporation will pay C.I.C. a fee of approximately $4,500 for its services and will reimburse it for certain out-of-pocket expenses. In addition, the Corporation may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Proxies may also be solicited by certain of the Corporation's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, facsimile, or letter.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 1995 ANNUAL MEETING

     Proposals of stockholders which are intended to be presented by such stockholders at the Corporation's 1995 Annual Meeting must be received by the Corporation no later than August 9, 1995, in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES

     In fiscal 1994, the Board of Directors amended the Corporation's Bylaws to provide that the authorized number of directors shall be eight. A board of eight directors is to be elected at the Annual Meeting.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's eight nominees named below, all of whom are presently directors of the Corporation. In the event that any management nominee is unable, or declines, to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Corporation is not aware of any nominee who will be unable, or will decline, to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until his successor has been elected and qualified.

     The names of the nominees and certain information about them are set forth below:

                                                                                         DIRECTOR
                    NAME                       AGE          PRINCIPAL OCCUPATION          SINCE
- - ---------------------------------------------  ----    ------------------------------    --------
Richard H. Lussier...........................    57    Chief Executive Officer and         1986
                                                       Chairman of the Board of the
                                                       Corporation
John S. Chen.................................    39    President and Chief Operating       1993
                                                       Officer of the Corporation
Dr. Rudolf Bodo..............................    63    Vice President and General          1994
                                                       Manager, Midrange Systems
                                                       Unit, Siemens Nixdorf
                                                       Informationssysteme AG
Paul J. Chiapparone..........................    55    Senior Vice President,              1994
                                                       Electronic Data Systems
                                                       Corporation
Donald E. Guinn..............................    62    Chairman Emeritus, Pacific          1988
                                                       Telesis Group
Jack L. Hancock..............................    64    Retired executive, Pacific          1994
                                                       Bell
Clarence W. Spangle..........................    69    Self-employed consultant            1990
George D. Wells..............................    59    President and Chief Executive       1988
                                                       Officer, Exar Corporation

     Except as set forth below, each nominee has been engaged in his principal occupation shown above during the past five years. There is no family relationship between any director or executive officer of the Corporation.

     Mr. Chen has been President of the Corporation since June 1993 and has been Chief Operating Officer of the Corporation since October 1992. Previously, he was the Corporation's Executive Vice President from

August 1991 to September 1992. Prior to that, Mr. Chen held various management and executive positions with Unisys Corporation for twelve years, the last position being Vice President and General Manager of its Unix Systems Group, and prior to that Vice President and General Manager of its RISC Technology Platform Division.

     Dr. Bodo has been Vice President and General Manager, Midrange Systems Unit, Siemens Nixdorf Informationssysteme AG ("SNI") since April 1993. From October 1990 to March 1993, he was Vice President of the Systems Planning Department of SNI. From 1988 to 1990, he was Vice President of Systems Planning of the Information Systems Division of Siemens AG.

     Mr. Chiapparone is also a director of Electronic Data Systems Corporation.

     Mr. Guinn is also a director of Bank of America, NT&SA, BankAmerica Corporation, Brunswick Corporation, The Dial Corp, Pacific Bell, Pacific Telesis Group, and Pacific Mutual Life Insurance Co.

     Mr. Hancock was Executive Vice President of Pacific Bell from January 1989 to December 1993. He is also a director of 3Com Corporation, Whitaker Corporation, and Union Bank.

     Mr. Spangle is also a director of Apertus Technology Inc., and Keytronics Inc.

     Mr. Wells has served as President and Chief Executive Officer, and as a director of Exar Corporation since June 1992. From April 1985 until June 1992, Mr. Wells was President, Chief Operating Officer and a director of LSI Logic Corporation. Mr. Wells is also a director of Micronics, Inc., and QLogic Corporation.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NAMED NOMINEES.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Corporation held a total of thirteen (13) meetings during fiscal 1994. The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating Committee.

     The Audit Committee, which consisted of Donald E. Guinn, Clarence W. Spangle and George D. Wells, held a total of three (3) meetings during fiscal 1994. In fiscal 1994, the Audit Committee recommended engagement of the Corporation's independent auditors, reviewed the scope of the annual audit, considered comments made by the independent auditors with respect to accounting procedures and internal controls and the action or response by management, and reviewed selected accounting procedures and controls of the Corporation.

     The Compensation Committee, which also consisted of directors Guinn, Spangle and Wells, held four (4) meetings during fiscal 1994. In fiscal 1994, this Committee reviewed and approved the Corporation's executive compensation policy and distributions to officers and key employees of the Corporation. If delegated by the Board, the Committee also makes recommendations to the Board with respect to, and administers, the Corporation's Amended 1982 Incentive Stock Option Plan, Executive Officers Nonstatutory Stock Option Plan and 1987 Employee Stock Purchase Plan.

     The Nominating Committee, which consisted of Messrs. Guinn, Spangle and Wells, held two (2) meetings during fiscal 1994. The Committee recommends candidates for election to the Board and selects director nominees for election. It also recommends changes in the size and composition of the Board. The Committee will consider nominees recommended by stockholders. Stockholders who wish to submit names of prospective nominees for consideration by the Committee should do so in writing to the Secretary of the Corporation in accordance with the Bylaws of the Corporation.

     During fiscal 1994, no director attended fewer than 75% of all such meetings of the Board of Directors and the committees upon which such director served.

DIRECTOR COMPENSATION

     Non-employee members of the Board of Directors are eligible to receive an annual retainer of $10,000, and fees of $1,000 per Board meeting attended and $750 per Committee meeting attended.

     In addition, non-employee directors participate in the Amended and Restated Directors' Option Plan (the "Director Plan.") Under the Director Plan, each new non-employee director is granted an initial option to purchase (i) 12,000 shares of Common Stock if he or she first becomes a new director by June 30, or (ii) 6,000 shares if he or she first becomes a director on or after July 1. Also, incumbent non-employee directors are entitled to receive automatic grants of options to purchase 6,000 shares of Common Stock on January 31 of each year. The exercise price of these options may not be less than the fair market value of the Common Stock on the date of such grants. Such options are exercisable cumulatively, to the extent of 1/4 of the option stock six months after the date of grant and, thereafter, as to 1/24 of the option stock for each full month that expires while the optionee remains a director. In fiscal 1994, non-employee directors as a group received stock options under the Director Plan totaling 42,000 shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of October 31, 1994, with respect to the beneficial ownership of the Common Stock of the Corporation by: (a) each stockholder known by the Corporation to be the beneficial owner of more than five percent of the Corporation's Common Stock; (b) each director and nominee of the Corporation; (c) each Executive Officer named in the Summary Compensation Table below; and (d) all directors and executive officers as a group.

                                                                    BENEFICIAL        APPROXIMATE
                                                                   OWNERSHIP OF       PERCENT OF
                    NAME OF BENEFICIAL OWNER                      COMMON STOCK(1)        CLASS
- - ----------------------------------------------------------------  ---------------     -----------
Siemens Nixdorf Information Systems Inc./.......................     2,717,743           17.44%
  Siemens Nixdorf Informationssysteme AG
  Otto-Hahn-Ring 6
  81739 Munich, Germany
Richard H. Lussier(2)...........................................       203,290            1.30%
John S. Chen(3).................................................       137,589               *
Dr. Rudolf Bodo.................................................           -0-             N/A
Paul J. Chiapparone(4)..........................................         4,500               *
Donald E. Guinn(5)..............................................        46,333               *
Jack L. Hancock(6)..............................................         4,500               *
Clarence W. Spangle(7)..........................................        22,500               *
George D. Wells(8)..............................................        16,000               *
Mitchell Mandich(9).............................................        38,308               *
Edward W. Scott, Jr.(10)........................................        45,927               *
Allan D. Smirni(11).............................................        38,457               *
All directors and executive officers as a group (13
  persons)(12)..................................................       582,759            3.74%

- - ---------------
   * Less than 1 percent.

 (1) Each holder named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned subject to community property laws where applicable and the information contained in the footnotes to this table.

 (2) Represents 182,977 and 20,313 shares subject to options granted to Mr. Lussier under the Amended 1982 Incentive Stock Option Plan and the Executive Officers Nonstatutory Stock Option Plan, respectively, which were exercisable as of October 31, 1994, or within 60 days thereafter.

 (3) Represents 137,589 shares subject to options granted to Mr. Chen under the Amended 1982 Incentive Stock Option Plan which were exercisable as of October 31, 1994, or within 60 days thereafter.

 (4) Represents 4,500 shares subject to options granted to Mr. Chiapparone under the Directors Option Plan which were exercisable as of October 31, 1994, or within 60 days thereafter.

 (5) Represents 5,000 shares beneficially owned by Donald E. Guinn and Darhl M. Guinn, Trustees of the Guinn 1985 Family Trust dated 12/19/85, and 20,000 and 21,333 shares subject to options granted to Mr. Guinn under the Amended 1982 Incentive Stock Option Plan and the Directors Option Plan, respectively, which were exercisable as of October 31, 1994, or within 60 days thereafter.

 (6) Represents 4,500 shares subject to options granted to Mr. Hancock under the Directors Option Plan which were exercisable as of October 31, 1994, or within 60 days thereafter.

 (7) Represents 22,500 shares subject to options granted to Mr. Spangle under the Directors Option Plan which were exercisable as of October 31, 1994, or within 60 days thereafter.

 (8) Represents 16,000 shares subject to options granted to Mr. Wells under the Directors Option Plan which were exercisable as of October 31, 1994, or within 60 days thereafter.

 (9) Includes 38,157 shares subject to options granted to Mr. Mandich under the Amended 1982 Incentive Stock Option Plan which were exercisable as of October 31, 1994, or within 60 days thereafter.

(10) Includes 42,823 shares subject to options granted to Mr. Scott under the Amended 1982 Incentive Stock Option Plan which were exercisable as of October 31, 1994, or within 60 days thereafter.

(11) Includes 36,691 shares subject to options granted to Mr. Smirni under the Amended 1982 Incentive Stock Option Plan which were exercisable as of October 31, 1994, or within 60 days thereafter.

(12) Includes 482,539, 20,313, and 68,833 shares subject to options granted under the Corporation's Amended 1982 Incentive Stock Option Plan, Executive Officers Nonstatutory Stock Option Plan and Directors' Option Plan, respectively, exercisable on October 31, 1994, or within 60 days thereafter.

                                 PROPOSAL NO. 2

                 AMENDMENT OF 1987 EMPLOYEE STOCK PURCHASE PLAN

INCREASE IN SHARES AUTHORIZED FOR ISSUANCE UNDER THE PURCHASE PLAN

     In October 1994 the Board unanimously approved an amendment to the 1987 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of common stock reserved for issuance thereunder by 700,000 shares, from 1,150,000 to 1,850,000 shares, subject to approval by the stockholders at the Annual Meeting. At September 30, 1994, without giving effect to the amendment subject to stockholder approval at the Annual Meeting, only 31,626 shares remained available under the Purchase Plan.

     The Board believes that in order to provide additional incentives to participants in the Purchase Plan, it is necessary to continue to provide for the sale of Common Stock to such employees. The Board further believes that the remaining shares in the Purchase Plan are insufficient for such purpose. (See "CHANGES TO BENEFIT PLANS" and "1987 EMPLOYEE STOCK PURCHASE PLAN.")

VOTE REQUIRED

     Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Corporation represented by proxy or in person and entitled to vote on the proposal at the Annual Meeting. An abstention will have the same effect as a vote against the proposal, and, under Delaware law, a broker non-vote will not be deemed to be represented by proxy or in person and entitled to vote on the proposal at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE PURCHASE PLAN TO INCREASE THE SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 700,000 SHARES.

                                 PROPOSAL NO. 3

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Corporation for the fiscal year ending September 30, 1995, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Ernst & Young LLP has audited the Corporation's financial statements annually since fiscal 1982. Representatives of Ernst & Young LLP are expected to be present at this Annual Meeting and will be given the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to the Corporation during fiscal years 1994, 1993 and 1992 to the Corporation's Chief Executive Officer and each of its four other most highly compensated executive officers who were serving as executive officers at the end of fiscal 1994. This information includes the dollar values of base salaries, bonus awards, the number of stock options granted, and certain other compensation, if any, whether paid or deferred. The Corporation does not grant SARs and, other than options, has no other long-term compensation programs.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                                                          ------------
                                                ANNUAL COMPENSATION        SECURITIES
                                             --------------------------    UNDERLYING     ALL OTHER
                                                     SALARY     BONUS       OPTIONS      COMPENSATION
        NAME AND PRINCIPAL POSITION          YEAR     ($)        ($)          (#)            ($)
- - -------------------------------------------  ----   --------   --------   ------------   ------------
Richard H. Lussier.........................  1994   $363,463   $    -0-      156,000       $ 12,115(1)
Chief Executive Officer and
  Chairman of the Board                      1993    332,116    165,900       25,000          7,306
                                             1992    320,413        -0-       60,000          7,219
John S. Chen...............................  1994    290,779        -0-       81,000         64,427(2)
President and Chief Operating Officer        1993    246,623     99,540       95,000          5,570
                                             1992    208,068     56,175       35,000          5,321
Edward W. Scott, Jr........................  1994    224,214        -0-          -0-         73,352(3)
Executive Vice President                     1993    209,997     66,360       15,000        149,701
                                             1992    215,884        -0-       15,000        143,093
Mitchell Mandich...........................  1994    210,338     60,315(4)     12,500         6,836(5)
Senior Vice President                        1993    170,958(6)   15,000      75,000          3,425
                                             1992                   N/A
Allan D. Smirni............................  1994    169,345        -0-        7,500          9,725(7)
Vice President, General Counsel              1993    155,172     31,007        5,000          5,933
                                             1992    148,386        -0-       13,000          6,261

- - ---------------
(1) Represents $4,673 for a 401(k) Plan matching contribution, and $7,442 for life insurance premiums.

(2) Represents $56,800 to compensate Mr. Chen for interest due on a loan in the amount of $100,000, which loan was repaid in full by Mr. Chen, plus compensation for taxes associated with such interest; $5,562 for a 401(k) Plan matching contribution, and $2,065 for life insurance premiums.

(3) Represents forgiveness of principal and interest in the amount of $68,967 under a 9.0% promissory note in the original amount of $300,000 made to Mr. Scott in 1990, and $4,385 for life insurance premiums. (See "Certain Transactions")

(4) Represents commission bonus.

(5) Represents $4,411 for a 401(k) Plan matching contribution, and $2,425 for life insurance premiums.

(6) Includes salary for a partial year (employment date 1-18-93).

(7) Represents $5,433 for a 401(k) Plan matching contribution, and $4,292 for life insurance premiums.

STOCK OPTION GRANTS AND EXERCISES

     The following table sets forth further information regarding individual grants of options during fiscal 1994 to each of the executive officers named in the Summary Compensation Table above. All such grants were made pursuant to the Corporation's Amended 1982 Incentive Stock Option Plan. In accordance with the rules of the SEC, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Corporation's Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                          OPTION GRANTS IN FISCAL 1994

                                  INDIVIDUAL GRANTS
- - -------------------------------------------------------------------------------------   POTENTIAL REALIZABLE
                                 NUMBER OF                                                VALUE AT ASSUMED
                                SECURITIES     PERCENTAGE OF                            ANNUAL RATES OF STOCK
                                UNDERLYING     TOTAL OPTIONS                             PRICE APPRECIATION
                                  OPTIONS        GRANTED TO     EXERCISE                 FOR OPTION TERM(3)
                                  GRANTED       EMPLOYEES IN     PRICE     EXPIRATION   ---------------------
            NAME                  (#)(1)       FISCAL 1994(2)    ($/SH)       DATE       5% ($)     10% ($)
- - -----------------------------  -------------   --------------   --------   ----------   --------   ----------
Richard H. Lussier...........      80,000           7.16         $14.75      01/25/04   $742,096   $1,880,616
                                   76,000           6.80           8.88      09/22/04    424,189    1,074,979

John S. Chen.................      15,000           1.34          14.75      01/25/04    139,143      352,616
                                   66,000           5.91           8.88      09/22/04    368,375      933,535

Edward W. Scott, Jr..........         -0-            N/A            N/A           N/A        N/A          N/A

Mitchell Mandich.............      12,500           1.12          14.75      01/25/04    115,952      293,846

Allan D. Smirni..............       7,500           0.67          14.75      01/25/04     69,571      176,308

- - ---------------
(1) Stock options are granted with an exercise price equal to the fair market value of the Corporation's Common Stock on the date of grant. Options generally become exercisable 25% after the first year and monthly thereafter at the rate of 1/48 of the total grant, and are fully exercisable after 4 years. Options lapse after ten years or, if earlier, 3 months after termination of employment.

(2) Based on 1,117,500 shares granted during fiscal 1994.

(3) Potential realizable values are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the SEC rules. Actual realizable values, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders' continued employment through the vesting period.

     The following table sets forth certain information concerning the exercise of stock options during fiscal 1994 by each of the executive officers named in the Summary Compensation Table above and the number and value at September 30, 1994, of unexercised options held by said individuals.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1994
                      AND SEPTEMBER 30, 1994 OPTION VALUES

                                                                NUMBER OF SECURITIES        VALUE OF UNEXERCISED(1)
                                                               UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                               VALUE             OPTIONS AT 9/30/94              AT 9/30/94 ($)
                         SHARES ACQUIRED      REALIZED       --------------------------    --------------------------
                         ON EXERCISE (#)       ($)(1)        EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
                         ---------------   --------------    --------------------------    --------------------------
Richard H. Lussier.....        -0-               N/A            193,900      144,080         $ 10,157      $   781
John S. Chen...........        -0-               N/A            125,327      145,673           14,219        1,094
Edward W. Scott, Jr....        -0-               N/A             41,371        1,729            6,094          469
Mitchell Mandich.......        -0-               N/A             31,238       42,262              -0-          -0-
Allan D. Smirni........        -0-               N/A             35,456        7,649            2,031          156

- - ---------------
(1) Based on a fair market value of $8.50 per share as of September 30, 1994, the closing price of the Corporation's Common Stock on that date as reported by the NASDAQ National Market System.

LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

     The Corporation has no long-term incentive plans for executive officers other than stock options.

PENSION TABLE

     The Corporation maintains no pension plan for executive officers.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

     The Corporation has employment agreements for the following executive officers of the Corporation: Richard H. Lussier, John S. Chen, Mitchell Mandich, Kent L. Robertson, Edward W. Scott, Jr., Allan D. Smirni, and William M. Wishart. The agreements cover the conditions under which termination severance and benefits will be paid by the Corporation. If termination is for cause, is due to death or disability, or is voluntary and not related to a change in control, no severance or benefits will be paid under the agreements. If a change in control of the Corporation occurs as defined in the agreements, then severance and benefits will be paid as follows: (i) for involuntary termination within 12 months after the change of control, severance equal to 200% of annual base salary and the average of annual cash bonuses paid for three years, and 24 months of continued benefits; (ii) for voluntary termination within 6 months after the change of control, severance is equal to 100% of annual base salary and the average of annual cash bonuses paid for three years, and 12 months of continued benefits. In the event of involuntary termination not related to a change of control, severance is equal to 100% of annual base salary and the average of annual cash bonuses paid for three years, and 12 months of continued benefits will be paid. The agreements terminate upon the earlier of (i) the date that all obligations of the executive officer and the Corporation are satisfied,
(ii) June 30, 1996, or (iii) twenty-four months after a change in control.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors, and persons who beneficially own more than ten percent of the Corporation's securities, to file reports of ownership and changes in ownership with the SEC and the NASD. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     The Corporation has reviewed or prepared all Forms 3, 4 and 5 filed with respect to fiscal 1994, and based thereon and on written representations from certain reporting persons, it has determined that there has been no failure to timely file any reports required by Section 16(a) of the Securities Exchange Act of 1934 for fiscal 1994.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In fiscal 1994, Messrs. Guinn, Spangle and Wells served as members of the Compensation Committee. No member of the Compensation Committee is or was formerly an officer or an employee of the Corporation or its subsidiaries.

     No interlocking relationship exists between the Corporation's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE POLICY

     The Compensation Committee of the Board of Directors (the "Committee") was responsible for setting executive compensation policy and determining the compensation paid to executive officers of the Corporation. The Committee was comprised of Messrs. Guinn, Spangle and Wells, all of whom are non-employee Directors of the Corporation.

     The Corporation's executive compensation programs are designed to enable it to attract, retain and reward qualified executives while maintaining a strong and direct link between executive pay, the Corporation's financial performance and stockholder returns. The Committee believes that officers and other employees should have a significant stake in the Corporation's stock price performance under programs which link executive compensation to stockholder return. This is accomplished through the executive compensation program. There are three main components of the executive compensation program: base salaries, annual bonuses, and stock-based long-term incentives.

BASE SALARIES

     The Committee believes that it is in the best interests of stockholders to manage and fix compensation costs at industry rates to enable the Corporation to secure qualified and talented executive officers under the rapidly changing market conditions in the high technology industry. Accordingly, base salaries for the Corporation's executive officers have been targeted at average rates paid by competitors to enable the Corporation to retain highly skilled executives and to attract others as necessary.

     Base salaries are reviewed annually with the assistance of an independent compensation consultant firm and are adjusted based on individual performance, average increases in high technology companies and general industry, and the going rate for similar positions in similar sized companies in the same geographic area. In this group of companies, the Corporation targets its base salaries at the median level.

     The independent compensation consultant firm provides the Corporation with assistance in research and survey analysis of total executive compensation for competitors and for companies with similar size and products. The compensation of the President and Chief Executive Officer is also directly related to the results of operations and the balance sheet and cash flows for the fiscal year of the Corporation.

     Richard H. Lussier, the Chief Executive Officer and Chairman of the Board, received a salary increase of 8.57% based on an analysis of the foregoing factors. This salary increase was effective at the beginning of fiscal year 1995. For all executive officer positions, actual base salary levels are currently at the targeted average levels of the competition.

ANNUAL BONUSES

     The Corporation maintains a Management Incentive Plan (MIP) which provides executive officers and other key management employees the opportunity to earn annual cash bonuses. The MIP is intended to motivate and reward officers for the attainment of the Corporation's annual pretax income and revenue goals, as determined by the Committee. The total bonus compensation for the Corporation's executive officers has also been targeted at average rates paid by competitors. For all executive officer positions, actual total bonus compensation levels are currently at the targeted average level of the competition.

     The MIP formula begins to result in bonus payments as a percentage of each individual's target MIP award, when actual performance reaches a predetermined percentage of the preset goal. The payout percent increases in a linear fashion until 100% of the preset goals is achieved, whereupon 100% of a target MIP award would be paid. Above 100% of preset goal performance, the MIP payout percentage differs for the pretax and revenue goals. When actual pretax income exceeds the preset pretax income target, the actual MIP award paid is 100% of target plus an accelerated percentage for each 1% that actual pretax income exceeds the target. This design results in a highly leveraged total annual compensation program at the Corporation. It will result in above average total annual compensation in years of above-average performance, and conversely, it will result in below-average total annual compensation in years of below-average performance. The Committee believes that this pay-for-performance result is beneficial to stockholders' interests.

     The Corporation's fiscal 1994 performance did not exceed the minimum percentage of the goals established by the Committee. As a result, under the application of the MIP formula, no MIP bonus awards were paid.

LONG-TERM INCENTIVES

     The Committee utilizes stock options as the sole form of long-term incentives. Stock options are normally granted to executives on an annual basis each January under the Amended 1982 Incentive Stock Option Plan. The Committee believes that this program serves to link management and stockholder interests and motivate executives to make long-term decisions and investments that will serve to increase the long-term total return to stockholders. Executive officers received stock option grants during fiscal 1994 (see "Option Grants in Fiscal 1994.") The Corporation does not have a policy that requires or encourages the Committee to qualify stock options awarded to executive officers for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended. However, the Committee does consider the net cost to the Corporation in making all compensation decisions.

     Grants of stock options for all participants are not made on the basis of any formal guideline, but rather on the basis of an assessment of individual performance, the relative position of the optionee, and relative contribution of the optionee. The allocation of shares granted is governed by the overall constraint of managing the available pool of shares preapproved by stockholders for options. While the grants are intended to be consistent with average competitive practice, the ultimate value received by option holders is directly linked to increases in the Corporation's stock price and the number of shares granted to a participant.

                                          COMPENSATION COMMITTEE

                                          Donald E. Guinn
                                          Clarence W. Spangle
                                          George D. Wells

STOCK PERFORMANCE GRAPH

     The following line graph compares the cumulative total stockholder return on the Corporation's Common Stock to the Corporation's stockholders during the five-year period ended September 30, 1994, with the cumulative total return on the Standard & Poor's 500 Composite Index and the Standard & Poor's High Technology Composite Index (assuming $100 invested in the Corporation's Common Stock and in each of the other indexes on September 30, 1989). The performance shown in the graph is not necessarily indicative of future performance.

                                                                 YEAR ENDING
                                                 --------------------------------------------
                                                 1989    1990    1991    1992    1993    1994
                                                 ----    ----    ----    ----    ----    ----
    Pyramid Technology Corporation.............. $100    $107    $107    $ 59    $147    $ 58
    S & P 500...................................  100      91     119     132     149     155
    S & P High Tech Composite...................  100      86     105     107     130     151

                                  [CRC CHART]

CERTAIN TRANSACTIONS

     In September 1991, the Corporation loaned John S. Chen, President and Chief Operating Officer, the sum of $100,000. The loan was repaid in full by Mr. Chen in September 1994. The loan (i) had a term of three years, (ii) bore interest at the rate of 8.50%, (iii) provided for the payment of interest and principal at maturity, (iv) was unsecured, and (v) could be prepaid any time without penalty.

     In December 1990, the Corporation loaned Edward W. Scott, Jr., Executive Vice President, the sum of $300,000. The loan has been forgiven in full through an agreement with the Corporation providing for loan forgiveness of the principal and interest based on continued employment by Mr. Scott through January 1, 1994, which was achieved. The loan (i) had a term of three years,
(ii) bore interest at the rate of 9.00%, (iii) provided for the payment of interest and principal at maturity, (iv) was unsecured, and (v) could be prepaid at any time without penalty.

     In 1985, the Corporation entered into a Convertible Subordinated and Preferred Stock Purchase Agreement (the "Nixdorf Stock Agreement") with Nixdorf Computer AG ("Nixdorf "). Under the Nixdorf Stock Agreement, Nixdorf purchased approximately 5% of the Corporation's Common Stock. The Nixdorf Stock Agreement also gives Nixdorf the right to purchase its pro rata share of certain equity financings of the Corporation as long as Nixdorf holds a minimum 5% stock interest.

     The Corporation and Nixdorf also entered into an OEM Agreement in 1985 (the "Nixdorf OEM Agreement"), pursuant to which the Corporation agreed to sell or license its current and certain future products to Nixdorf for resale or sublicense under Nixdorf 's own label. In March 1990, the Corporation and Nixdorf agreed to extend the term of the Nixdorf OEM Agreement through March 1996. In addition, the Corporation and Nixdorf in 1990 entered into a Software License Agreement, under which the Corporation agreed to license its computer operating system software and directly related software programs.

     Also in March 1990, Nixdorf exercised its right to purchase approximately 140,000 shares of the Corporation's common stock as part of the Corporation's secondary public offering of its common stock, to maintain Nixdorf 's pro rata equity ownership at approximately 6% of the Corporation's outstanding shares.

     In 1990, Nixdorf was acquired by Siemens AG, which renamed Nixdorf as Siemens Nixdorf Informationssysteme AG ( "Siemens Nixdorf "). The Common Stock of the Corporation and the rights under the Nixdorf Stock Agreement, the Nixdorf OEM Agreement and Software License Agreement were assigned and transferred to Siemens Nixdorf. In 1992, the Corporation and Siemens Nixdorf also entered into a Master Agreement, pursuant to which the Corporation agreed to sell computer systems, components, spare parts, and services to Siemens Nixdorf and its local country affiliates for resale under its own label.

     In August 1994, the Corporation entered into a Common Stock and Warrant Purchase Agreement ( the "Siemens Stock Agreement")with Siemens Nixdorf Information Systems, Inc. ("Siemens"), an affiliate of Siemens Nixdorf. Pursuant to the Siemens Stock Agreement, the Corporation sold Siemens 2,000,000 shares of its Common Stock for an aggregate price of $17,250,000 and issued a warrant to sell up to an additional 1,330,000 shares at $10.00 per share, which warrant expires on September 30, 1995. Under the Siemens Stock Agreement, Siemens designated one of its officers, Dr. Rudolf Bodo, to be elected as a director to the Corporation's Board of Directors.

     The Corporation and Siemens Nixdorf also expanded its cooperative agreements for high-end UNIX-based open systems by entering into a new Software and Hardware License Agreement (the "Siemens Nixdorf License Agreement") and by amending the Nixdorf OEM Agreement. Under these agreements, Siemens Nixdorf agreed to license the Corporation's enhancement of the UNIX operating system for massively parallel processing ("MPP") and received the right to purchase the related MPP hardware product.

     In fiscal 1994, the Corporation's sales to Siemens Nixdorf totaled approximately $11,300,000.

                            CHANGES TO BENEFIT PLANS

     The Corporation has proposed an amendment to increase the share reserve under the 1987 Employee Stock Purchase Plan (the "Purchase Plan"). The following table sets forth as to each of the individuals named in the table under "Executive Compensation" above and as to all executive officers as a group, and as to all other employees who participated in the Purchase Plan: (i) the number of shares of the Corporation's Common Stock purchased under the Purchase Plan during the period from October 1, 1993 to September 30, 1994; and (ii) the market value of such shares on the date of purchase, minus the purchase price under the Purchase Plan:

                                                                   NUMBER OF
                      NAME AND POSITION                         SHARES PURCHASED     DOLLAR VALUE(1)
- - --------------------------------------------------------------  ----------------     ---------------
Richard H. Lussier, Chief Executive Officer and Chairman
  of the Board................................................           -0-            $     -0-
John S. Chen, President and Chief Operating Officer...........           -0-                  -0-
Edward W. Scott, Jr., Executive Vice President................         3,104                3,808
Mitchell Mandich, Senior Vice President.......................           151                  193
Allan D. Smirni, Vice President and General Counsel...........         1,172                1,438
All executive officers as a group (7 persons).................         4,427                5,439
All other employees as a group................................       295,647              361,991

- - ---------------
(1) Reflects the market value on the date of purchase, minus the purchase price under the Purchase Plan and may not represent amounts actually realized by the participants.

                       1987 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     The Purchase Plan was adopted by the Board in September 1987 with 150,000 shares of Common Stock reserved for issuance thereunder, and was approved by the stockholders of the Corporation in January 1988. During the period from October 1988 through January 1993, the Board approved and the stockholders ratified various amendments to the Plan to increase the shares authorized for issuance thereunder to a total of 1,150,000 shares.

     All employees of the Corporation, including executive officers, have the right to participate in the voluntary Purchase Plan.

DESCRIPTION OF THE PURCHASE PLAN

     The Purchase Plan may be administered by the Board of Directors or a committee appointed by the Board. Members of the Board or its committee who are eligible employees are permitted to participate in the Purchase Plan. Any directors eligible to participate in the Purchase Plan may not vote on any matter affecting the administration of the Purchase Plan or the grant of any option pursuant thereto, and may not be members of any committee established to administer the Purchase Plan. The Purchase Plan is currently administered by the Board.

     Any person who is employed by the Corporation (or by any of its majority-owned subsidiaries designated by the Board) for at least 20 hours per week and more than five months in a calendar year is eligible to participate in the Purchase Plan, provided that such employee is employed on the commencement date of an offering period.

     The Purchase Plan is implemented by consecutive twenty-four month offering periods (each an "Offering Period") with a new Offering Period commencing on or about October 1 and April 1 of each year. Each Offering Period is composed of four six-month exercise periods, with all accrued payroll deductions of each participant applied to the purchase of shares in accordance with the terms of the Purchase Plan at the end of each six-month exercise period.

     The purchase price per share at which shares are sold under the Purchase Plan is the lower of 85% of the fair market value of a share of Common Stock on the date of commencement of the applicable Offering Period or 85% of the fair market value of a share of Common Stock on the applicable exercise date within such Offering Period. The applicable "exercise date" is the last day of the respective six-month exercise period within the Offering Period.

     The purchase price of the shares is accumulated by payroll deductions during the Offering Period. The deductions may not exceed 10% of a participant's eligible compensation. At the beginning of each Offering Period, by executing a subscription agreement to participate in the Purchase Plan, each employee is in effect granted an option to purchase shares of Common Stock on each exercise date during the Offering Period.

     The Board may amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted. No amendment may make any change in an option granted prior thereto which adversely affects the rights of any participant. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 423 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Corporation shall obtain stockholder approval of any Purchase Plan amendment in such a manner and to such a degree as required.

FEDERAL TAX INFORMATION

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Corporation is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent that it is entitled to a deduction for ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

     The foregoing is only a summary of the effect of federal income taxation upon the participant and the Corporation with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

                                 OTHER BUSINESS

     The Board knows of no business that will be presented for consideration at the Annual Meeting other than as stated herein and in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Kent L. Robertson, Secretary

December 7, 1994

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        PYRAMID TECHNOLOGY CORPORATION

                     1994 ANNUAL MEETING OF STOCKHOLDERS
                               JANUARY 26, 1995

The undersigned stockholder of Pyramid Technology Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated December 7, 1994, and hereby appoints Richard H. Lussier and Kent L. Robertson, and each of them proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 1994 Annual Meeting of Stockholders of Pyramid Technology Corporation to be held on January 26, 1995, at 9:00 a.m., local time, at the Westin Hotel, 5101 Great America Parkway, Santa Clara, California, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS
INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT OF
THE AMENDED 1987 EMPLOYEE STOCK PURCHASE PLAN, FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE CORPORATION FOR FISCAL 1995, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.


                (Continued and to be signed on the other side)




                                                    /X/ Please mark
                                                        your votes
                                                          as this


                            __________
                              COMMON


1.  ELECTION OF DIRECTORS
    If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

                           FOR                     WITHHOLD
                       all nominees                authority
                       listed below                 for all
                        (except as                  nominees
                        indicated).               listed below
                           / /                        / /

    Rudolf Bodo; John S. Chen; Paul J. Chiapparone; Donald E. Guinn;
    Jack L. Hancock; Richard H. Lussier; Clarence W. Spangle; George D. Wells

2. Proposal to approve the amendment of the amended 1987 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 700,000:


                   / / FOR     / / AGAINST     / / ABSTAIN


3. Ratification of the appointment of Ernst & Young LLP as the independent auditors of the corporation for fiscal 1995;


                   / / FOR     / / AGAINST     / / ABSTAIN


and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof;



DATED:_______________________________________


_____________________________________________
                  (Signature)

_____________________________________________
                  (Signature)


(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                                                                      Appendix A

                                                           (Revised as of 10/92)


                         PYRAMID TECHNOLOGY CORPORATION

                       1987 EMPLOYEE STOCK PURCHASE PLAN



         The following constitute the provisions of the Employee Stock Purchase Plan of Pyramid Technology Corporation.

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.      Definitions.

                 (a) "Board" shall mean the Board of Directors of the Company.

                 (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (c) "Common Stock" shall mean the Common Stock of the Company.

                 (d) "Company" shall mean Pyramid Technology Corporation, a Delaware corporation.

                 (e) "Compensation" shall mean all regular straight time gross earnings, but excluding variable compensation for field sales personnel and incentive bonuses, overtime, shift premium, lead pay and automobile allowances, and other compensation.

                 (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                 (g) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                 (h) "Employee" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

                 (i) "Enrollment Date" shall mean the first day of each Offering Period.

                 (j) "Exercise Date" shall mean the date one day less than six months, twelve months, eighteen months, or twenty-four months after the Enrollment Date of an Offering Period.

                 (k) "Exercise Period" shall mean a period commencing on an Enrollment Date or on the day after an Exercise Date and terminating one day less than six (6) months later.

                 (l)      "Offering Period" shall mean a period of twenty-four
(24) months during which an option granted pursuant to the Plan may be exercised.

                 (m)      "Plan"  shall mean this Employee Stock Purchase Plan.

                 (n) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         3.      Eligibility.

                 (a) Any Employee as defined in paragraph 2 who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

                 (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 425(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any

Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on or about October 1 and April 1 of each year commencing on or about October 1, 1987, and continuing thereafter until terminated in accordance with paragraph 19 hereof. The Board of Directors of the Company shall have the power to change the duration of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

         5.      Participation.

                 (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deduction in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period. An eligible Employee may participate in an Offering Period only if, as of the Enrollment Date of such Offering Period, such Employee is not participating in any prior Offering Period and has not participated in any prior Offering Period which is continuing at the time of such proposed enrollment.

                 (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 10.

         6.      Payroll Deductions.

                 (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in whole percentages between 0% and 10%, inclusive, of the Compensation which he receives on each payday during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's aggregate Compensation during said Offering Period.

                 (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

                 (c) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, or may change the rate of his or her payroll deductions (within the limitations of Section 6(a)) by giving written notice to the Company authorizing a change in payroll deduction rate in the form of Exhibit B to this Plan. The change in rate shall be effective (i) in the case of a decrease in rate, with the first payroll period following the Company's receipt of the notice of rate change, or at the beginning of the next Exercise Period following the Company's receipt of the notice of rate change, as the participant shall specify in such notice, and
(ii) in the case of an increase in rate, at the beginning of the next Exercise Period following the Company's receipt of the notice of rate change.

         7.      Grant of Option.

                 (a) On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated during such Offering Period and prior to such Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Enrollment Date or
(ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of shares determined by dividing $50,000 by the fair market value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in
Section 3(b) and 12 hereof. The option shall be automatically exercised on the Exercise Dates during the Offering Period, unless the participant has withdrawn pursuant to Section 10, and shall expire on the last day of the Offering Period. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein.

                 (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the

Common Stock of the Company on the Enrollment Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the closing price of the Common Stock for such date, as reported by the NASDAQ National Market System, or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date, as reported in the Wall Street Journal.

         8. Exercise of Option. The participant's option for the purchase of shares will be exercised automatically on each Exercise Date of each Offering Period, and the maximum number of full shares subject to option will be purchased for such participant at the applicable option price with the accumulated payroll deductions in his or her account, unless prior to such Exercise Date the participant has withdrawn from the Offering Period or from an Exercise Period as provided in paragraph 10. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her. Any amount remaining in the participant's account after an Exercise Date shall be held in the account until the next Exercise Date in such Offering Period, unless the Offering Period has been over-subscribed or has terminated with such Exercise Date, in which case such amount shall be refunded to the participant.

         9. Delivery. As promptly as practicable after each Exercise Date, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         10.     Withdrawal; Termination of Employment.

                 (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit C to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the current Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                 (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of an Exercise Period for any reason, including retirement or death, the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and such participant's option will be automatically terminated.

                 (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his account will be returned to such participant and such participant's option terminated.

                 (d) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws. A participant who so withdraws may not participate in any Offering Period which commences prior to the end of the Offering Period from which he withdrew.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12.     Stock.

                 (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 1,150,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                 (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                 (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13. Administration. The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

                 (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

                 (b) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

         14.     Designation of Beneficiary.

                 (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option.

                 (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with paragraph 10.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees semi-annually promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

         18. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the option will terminate upon the expiration of such period.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         19.     Amendment or Termination.

                 (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but, except as provided in paragraph 18 no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Employee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act") or with Section 423 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                 (b) Effect of Amendment or Termination. Except as provided in paragraph 18, any such amendment or termination of the Plan shall not affect options already granted and such options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Employee and the Board, which agreement must be in writing and signed by the Employee and the Company, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the shares of the Company present or represented and voting thereon, which approval shall be obtained in such a manner and to such a degree as required and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 423 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange).

                 In the case of approval by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company, or by written consent of a smaller percentage of shareholders but only if the Board determines, after consultation with the Company's legal counsel, that the written consent of such a smaller percentage of shareholders will comply with all applicable laws and will not adversely affect the qualifications of the Plan under Section 423 of the Code.

         22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in paragraph 21. It shall continue in effect for a term of twenty (20) years unless sooner terminated under paragraph 19.

                         PYRAMID TECHNOLOGY CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT
                               (Enrollment Form)


_____  Original Application              Enrollment Date: _______________

_____  Re-enrollment

_____  Change of Beneficiary


         1.  I, ___________________________________, hereby elect to participate in the Pyramid Technology Corporation Employee Stock Purchase Plan (the "Stock Purchase Plan") and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Stock Purchase Plan.

         2. I hereby authorize payroll deductions from each paycheck in the amount of ______% (in whole percentages between 0% and 10%, inclusive) of my Compensation on each payday during the Offering Period in accordance with the Stock Purchase Plan.

         3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on each Exercise Date unless I otherwise withdraw from the Stock Purchase Plan by giving written notice to the Company for such purpose.

         4. I have received a copy of the Company's most recent prospectus which describes the Stock Purchase Plan and a copy of the complete "Pyramid Technology Corporation Employee Stock Purchase Plan." I understand that my participation in the Stock Purchase Plan is in all respects subject to the terms of the Plan.

         5. Shares issued for me under the Stock Purchase Plan should be issued in the name(s) of: _____________________________________________________________
______________________________________________.

         6. I understand that if I dispose of any shares received by me pursuant to the Plan within two years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or within one year after the date on which such shares were purchased, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I hereby agree to notify the Company in writing of any such disposition. However, if I dispose of such shares at any time after

                                   EXHIBIT A
the expiration of the above holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the date of sale over the purchase price of the shares, or (2) 15% of the fair market value of the shares on the first day of the offering period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

         7. I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.

         8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Stock Purchase Plan.


BENEFICIARY:  ______________________________________________________
                 Name (Please Print)

____________________      ______________________________________
Relationship
                          ______________________________________
                          (Address)


BENEFICIARY:  ______________________________________________________
                 Name (Please Print)

____________________      ______________________________________
Relationship
                          ______________________________________
                          (Address)


DATED:  ______________    ______________________________________
                          Signature of Employee

                          ______________________________________

                          ______________________________________
                          (Address)

                          Soc. Sec. No. ________________________

                         PYRAMID TECHNOLOGY CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

                             NOTICE OF RATE CHANGE




I wish to
             _____  Increase

             _____  Decrease

my rate of payroll deduction for the Employee Stock Purchase Plan to _______% (in whole percentages between 0% and 10%, inclusive) of my Compensation on each payday during my participation in the Stock Purchase Plan.

I understand that if this Notice increases my rate of payroll deductions, it shall be effective at the beginning of the next Exercise Period following the Company's receipt of this Notice, and that if this Notice decreases my rate of payroll deductions, it shall be effective as indicated below (check applicable box):

                 _____  with the first payroll period following the Company's receipt of this Notice

                 _____  with the next Exercise Period following the Company's receipt of this Notice

I understand that I may change the payroll deduction rate by submitting a revised Notice of Rate Change.



__________________                         _________________________________
     Date                                      Signature of Participant


                                           __________________________________
                                               Print Name





                                   EXHIBIT B

                         PYRAMID TECHNOLOGY CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



I hereby notify the Company that I wish to withdraw from the Offering Period of the Pyramid Technology Corporation Employee Stock Purchase Plan which began on ____________________________, (the "Enrollment Date"). I hereby direct the
Company to pay to me as promptly as possible all payroll deductions credited to my account and not yet used to purchase stock. I understand and agree that my option for such Offering Period will be automatically terminated and no further payroll deductions will be made for the purchase of shares in the current Offering Period.

I further understand that I may not re-enroll in the Plan until the expiration of the two-year Offering Period in which I enrolled, at which time I shall be eligible to participate in succeeding Offering Periods by delivering to the Company a new Subscription Agreement.



____________________                  ___________________________________
      Date                            Signature of Participant


                                      ___________________________________
                                      Print Name





                                   EXHIBIT C